UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): March 31, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                         Market 2000+ HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

      DELAWARE                         001-16087                 13-5674085
 (State or other jurisdiction     Commission File Number      (I.R.S. Employer
    of incorporation)                                        Identification No.)


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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.   Other Events


     Effective March 14, 2005, MMO2 PLC (NYSE: OOM) was delisted from trading on the New York Stock Exchange. As a result of the delisting, MMO2 PLC is no longer included in the Market 2000+ HOLDRS Trust, and shares of MMO2 PLC were distributed at a rate of 0.02 MMO2 PLC shares for each round lot of Market 2000+ HOLDRS.

Item 9.01.   Financial Statements and Exhibits


             (c)   Exhibits

                   99.1 Market 2000+ HOLDRS Trust Prospectus Supplement dated March 31, 2005 to Prospectus dated October 25, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED



Date:  May 18, 2005                         By:   /s/ Satyanarayan R. Chada
                                                 -------------------------------
                                                 Name:  Satyanarayan R. Chada
                                                 Title: First Vice President


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                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Market 2000+ HOLDRS Trust Prospectus Supplement dated March 31, 2005 to Prospectus dated October 25, 2004.


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